UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21321

Pioneer Municipal High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2022

Date of reporting period:  May 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High Income Fund, Inc.

Annual Report | April 30, 2022

Ticker Symbol: MHI

visit us: www.amundi.com/us

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

Note to Shareholders: On April 21, 2021, Pioneer Municipal High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Municipal High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 7. Redomiciling, for more information about the redomiciling.

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer Municipal High Income Fund, Inc. during the 12-month period ended April 30, 2022. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended April 30, 2022?
A	Pioneer Municipal High Income Fund, Inc. returned -13.64% at net asset value (NAV) and -20.99% at market price during the 12-month period ended April 30, 2022. During the same 12-month period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned -6.23% and -7.88% at NAV, respectively. The Bloomberg US Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Fund, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

During the same 12-month period, the average return at NAV of the 27 closed end funds in Morningstar’s Closed End High Yield Municipal category (which may or may not be leveraged) was -10.75%, and the average return at market price of the closed-end funds within the same Morningstar category was -16.86%.

The shares of the Fund were selling at a 12.20% discount to NAV on April 30, 2022. Comparatively, the shares of the Fund were selling at a 4.0% discount to NAV on April 30, 2021.

4 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

On April 30, 2022, the standardized 30-day SEC yield of the Fund’s shares was 3.94%*.

Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended April 30, 2022?
A	After performing well through the first three months of the reporting period, high-yield municipal bond prices began to trend lower in the summer of 2021. The asset class ultimately lost ground for the full 12-month period, with the impact of falling prices outweighing the benefit of the income provided by municipal securities. Two factors played a role in the market’s sizable downturn.

First, the US Federal Reserve System (Fed) confirmed its intention to combat inflation by ending its pandemic-era quantitative easing program and starting to increase the target range of its benchmark federal funds rate. Expectations for the potential number and size of Fed rate hikes in 2022 marched steadily upward in tandem with a persistent rise in inflation, with investors eventually anticipating as many as six or seven increases to the federal funds rate target range for the full calendar year. Although high-yield municipals have tended to be less sensitive to interest-rate moves than the bond market as a whole, the substantial rise in US Treasury yields weighed on all areas of the fixed-income market over the 12-month period.

The other major factor affecting the market was Russia’s invasion of Ukraine in early 2022, which led to significant, across-the-board weakness in higher-risk assets such as high-yield municipals. Investors reacted not only to the mounting uncertainty stemming from the military conflict, but also to the potential for a (soon realized) spike in commodity prices, a worsening of already troublesome supply-chain disruptions, and a further acceleration of inflation. The geopolitical turmoil created by the conflict contributed to the worst sell-off in the high-yield municipal bond market since the COVID-19-driven downturn of early 2020.

On the positive side, fundamentals within the municipal bond market have remained firm. The combination of the federal aid packages enacted in early 2021, the gradual reopening of the economy with the lifting of many pandemic-related restrictions, and rising tax receipts led to a steady improvement in the financial health of municipal issuers in general, and high-yield municipal issuers in particular.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 5

Q	How would you characterize the Fund’s positioning over the 12-month period ended April 30, 2022?
A	We positioned the portfolio with a somewhat conservative stance relative to the market as a whole. At the outset of the period as the market was still in the midst of recovering from 2020’s COVID-19-induced lows and cash flooded back into municipals, the lowest-quality municipal securities generally attracted the highest demand. We avoided investing the portfolio in many of those lower-quality bonds, reflecting our view that the price action had largely been the result of supply-and-demand trends rather than underlying credit fundamentals. In fact, many of the market’s top-performing issues were those with underlying income that was insufficient to support their yields. We believed those types of securities could lag the overall market in the event of investment conditions becoming less favorable, and so we chose to remain selective and maintained a focus on the Fund’s longer-term results.
Q	What factors affected the Fund’s performance relative to the Bloomberg municipal bond indices during the 12-month period ended April 30, 2022?
A	The portfolio’s underweight to bonds issued by the Commonwealth of Puerto Rico was a key detractor from the Fund’s relative performance during the period. Puerto Rico’s debt represented more than 17% of the Bloomberg US Municipal High Yield Bond Index at the end of April 2022, while the Fund’s exposure to Puerto Rico issues stood at roughly 3%. The underweight was a byproduct of our continued selectivity with regard to investments in bonds that have been restructured in federal courts, or could face restructuring in the future.

The Fund’s benchmark-relative returns benefited from an overweight allocation to Tobacco Master Settlement Agreement bonds (tobacco bonds), which have been a key driver of the Fund’s relative performance over time. Tobacco bonds have been one of the top-performing areas of the municipal market over the last five years, and have continued to outpace the returns of other municipal bond sectors in recent months. Tobacco bonds represented one of the Fund’s largest sector allocations as of period-end, with a portfolio weighting of approximately 6%. (Tobacco bonds are revenue bonds sold by certain states that are backed by annual payments to the government entities by tobacco companies in connection with the settlement of litigation claims.)

6 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund's performance, but also for the benefits received by the settling states that issue tobacco bonds since the establishment of the Master Settlement Agreement between the settling states and the tobacco-related companies a number of years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youth.

The portfolio’s allocation to debt issued by charter schools, which also outpaced the returns of the broader high-yield municipal market, was another positive contributor to the Fund’s relative results over the 12-month period.

With respect to specific individual positions, the portfolio’s holdings of bonds issued by the New Jersey State Turnpike Authority and the New Jersey State Transportation Trust Fund Authority were notable detractors from the Fund’s relative performance during the 12-month period. Conversely, holdings of revenue bonds issued by Texas State Midwest Public Facilities Authority contributed positively to relative returns. In addition, holdings of the Commonwealth of Puerto Rico’s general obligation bonds (due in 2035) were notable positive contributors to the Fund’s relative results during the 12-month period, despite the fact that the portfolio's underweight to Puerto Rico, mentioned earlier, detracted from benchmark-relative performance overall.

Q	Did the Fund’s distributions** to shareholders change significantly during the 12-month period ended April 30, 2022?
A	Yes, the Fund’s dividend distribution decreased twice during the period. A decrease from $0.0525 cents per share/per month, to $0.0475 cents per share/per month, was announced on May 4, 2021, and paid on May 30, 2021. A second decrease in the monthly distribution from $0.0475 cents per share/per month, to $0.0375 cents per share/per month, was announced on August 5, 2021, and paid on August 31, 2021. The monthly distribution rate then remained unchanged, at $0.0375 per share/per month, for the rest of the 12-month period. The Fund’s distributions have decreased due to a large number of older bonds held in the portfolio that

** Distributions/dividends are not guaranteed.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 7

were issued at higher rates being called away, which resulted in our having to reinvest the proceeds into bonds with lower yields, given the low-rate environment that prevailed for most of the 12-month period.

Q	Did the level of leverage in the Fund change during the 12-month period ended April 30, 2022?
A	On April 30, 2022, 36.9% of the Fund’s total managed assets were financed by leverage obtained through the issuance of Variable Rate MuniFund Term Preferred Shares, compared with 32.6% of the Fund’s total managed assets financed by leverage at the start of the period on May 1, 2021. The change in the percentage of the Fund’s total managed assets financed by leverage during the 12-month period was the result of a decrease in the value of the Fund’s total managed assets.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended April 30, 2022?
A	No, the Fund’s portfolio had no exposure to derivative securities.
Q	What is your investment outlook?
A	We see the potential for further market volatility given the broad uncertainties surrounding inflation, Fed policy, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond landscape, and we believe the odds of a wholesale rise in default risk to be quite low. The ratio of ratings upgrades to downgrades within the municipal market has remained favorable as well. In our view, those factors indicate that the recent weakness in prices has not been accompanied by a meaningful decline in municipal market fundamentals. We would also note that the recent market downturn has caused the ratio of tax-exempt yields to US Treasury yields, or the Municipal-to-Treasury ratio, to rise. That has typically been an indication of improving value in the market. The higher the ratio, the more attractive municipals are relative to Treasuries, given that municipal bonds are (federal) tax-exempt and Treasuries are not. Not least, the large amount of municipal debt scheduled to mature in the coming year is expected to result in a stream of new-issues and refinanced bonds coming to the municipal market, which could in turn provide continued support for the market’s supply-and-demand outlook.

8 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

As has often been the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining what we believe is an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults among the bonds held in the portfolio through our emphasis on fundamental research, and we were indeed successful in that regard over the past 12 months, as the Fund had a 0% default rate during the period. We believe this steady, long-term approach remains the most effective way to identify solid investment opportunities, and may help minimize the risk that comes with investing in the high-yield municipal market.

Please refer to the Schedule of Investments on pages 15–26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise.

A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

*** Diversification does not assure a profit nor protect against loss.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 9

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

By concentrating in municipal securities, the Fund is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.

The Fund is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Fund’s common shares over time, which is likely to result in a decrease in the market value of the Fund’s shares.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Portfolio Summary | 4/30/22

Portfolio Diversification

(As a percentage of total investments)*

Portfolio Maturity

(As a percentage of total investments)*

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 11

Portfolio Summary | 4/30/22 (continued)

State Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, 5.65%,
	6/15/22 (NATL-RE Insured)	3.56%
2.	Massachusetts Development Finance Agency, WGBH Educational
	Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	2.40
3.	New York State Dormitory Authority, Series A, 4.00%, 7/1/41	2.10
4.	Tuscaloosa County Industrial Development Authority, Hunt Refining Project,
	Series A, 5.25%, 5/1/44 (144A)	2.02
5.	New York State Dormitory Authority, Series C, 5.00%, 3/15/39	2.01
6.	State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)	1.88
7.	Brookhaven Development Authority, Children's Healthcare Of Atlanta, Inc.,
	Series A, 4.00%, 7/1/49	1.81
8.	Board of Regents of the University of Texas System, Series B, 5.00%, 8/15/49	1.68
9.	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed,
	6.75%, 5/15/40	1.57
10.	Massachusetts Development Finance Agency, Harvard University, Series A,
	5.00%, 7/15/40	1.51

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Prices and Distributions | 4/30/22

Market Value per Common Share^

	4/30/22	4/30/21
Market Value	$9.57	$12.61
Discount	(12.20)%	(4.03)%

Net Asset Value per Common Share^

	4/30/22	4/30/21
Net Asset Value	$10.90	$13.14

Distributions per Common Share

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/21 – 4/30/22	$0.4800	$ —	$ —

Yields

	4/30/22	4/30/21
30-Day SEC Yield	3.94%	1.48%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 13

Performance Update | 4/30/22

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns

(As of April 30, 2022)

				Bloom-
			Bloom-	berg
	Net		berg	U.S.
	Asset		Municipal	Municipal
	Value	Market	Bond	High Yield
Period	(NAV)	Price	Index	Bond Index
10 years	3.44%	1.16%	2.48%	4.83%
5 years	1.79	0.76	1.80	4.35
1 year	-13.64	-20.99	-7.88	-6.23

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

14 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Schedule of Investments | 4/30/22

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 156.6%
	MUNICIPAL BONDS — 156.6% of Net
	Assets(a)
	Alabama — 3.2%
8,000,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	$ 7,839,520
	Total Alabama	$ 7,839,520
	Arizona — 2.6%
4,000,000(b)	City of Phoenix, 5.00%, 7/1/27	$ 4,346,520
2,220,000	City of Phoenix, Industrial Development Authority,
	3rd & Indian School Assisted Living Project, 5.40%,
	10/1/36	2,043,843
24,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	24,187
	Total Arizona	$ 6,414,550
	Arkansas — 0.9%
2,500,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.50%, 9/1/49 (144A)	$ 2,319,575
	Total Arkansas	$ 2,319,575
	California — 6.9%
2,500,000	Bay Area Toll Authority, Series F-2, 2.60%, 4/1/56	$ 1,736,750
1,000,000	California County Tobacco Securitization Agency,
	Series B-1, 5.00%, 6/1/49	1,069,760
10,000,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County, Subordinated,
	Series A, 6/1/46	2,471,600
2,000,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.00%, 6/1/46	2,404,820
530,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 5.75%, 7/1/30	533,859
1,570,000(d)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	1,606,251
1,400,000	California Statewide Communities Development
	Authority, Lancer Plaza Project, 5.625%, 11/1/33	1,449,000
1,500,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	1,529,235
1,250,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	1,254,250
1,605,000	Los Angeles County Metropolitan Transportation
	Authority Sales Tax Revenue, Series A, 5.00%, 7/1/30	1,785,771
1,500,000(b)	State of California, 3.00%, 10/1/33	1,405,620
	Total California	$ 17,246,916

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 15

Schedule of Investments | 4/30/22

(continued)

Principal
Amount
USD ($)		Value
	Colorado — 2.3%
2,180,000	Board of Water Commissioners City & County of
	Denver, Series A, 4.00%, 9/15/42	$ 2,282,852
1,500,000(d)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project, Series A,
	8.00%, 9/1/43	1,617,495
1,665,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.00%, 6/1/39 (144A)	1,898,300
	Total Colorado	$ 5,798,647
	Connecticut — 1.8%
3,380,000	Mohegan Tribal Finance Authority, 7.00%,
	2/1/45 (144A)	$ 3,446,552
1,000,000(b)	State of Connecticut, Series E, 4.00%, 9/1/30	1,030,250
	Total Connecticut	$ 4,476,802
	District of Columbia — 4.0%
1,535,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.50%, 5/15/33	$ 1,628,221
6,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	6,098,520
10,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Capital Appreciation, Asset-Backed, Series A,
	6/15/46	2,244,100
	Total District of Columbia	$ 9,970,841
	Florida — 6.9%
2,500,000	Collier County Water-Sewer District, 4.00%, 7/1/43	$ 2,653,550
2,500,000	County of Hillsborough, 3.00%, 8/1/46	2,149,975
5,000,000	County of Miami-Dade, Water & Sewer System
	Revenue, Series A, 4.00%, 10/1/44	5,016,750
275,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/31	273,694
225,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/35	219,384
1,800,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/51	1,666,710
5,000,000	State of Florida Department of Transportation Turnpike
	System Revenue, Series A, 4.00%, 7/1/34	5,122,700
	Total Florida	$ 17,102,763
	Georgia — 5.2%
7,010,000	Brookhaven Development Authority, Children’s
	Healthcare Of Atlanta, Inc., Series A, 4.00%, 7/1/49	$ 7,035,727
2,500,000	County of Fulton Water & Sewerage Revenue,
	Series A, 2.25%, 1/1/42	1,846,325
4,000,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.00%, 10/1/43	4,132,640
	Total Georgia	$ 13,014,692

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
	Idaho — 2.0%
5,000,000	Power County Industrial Development Corp.,
	FMC Corp. Project, 6.45%, 8/1/32	$ 5,014,600
	Total Idaho	$ 5,014,600
	Illinois — 11.5%
704,519(c)	Illinois Finance Authority, Cabs Clare Oaks Project,
	11/15/52	$ 15,013
1,116,010(e)	Illinois Finance Authority, Clare Oaks Project, 5.25%,
	11/15/52	773,641
3,500,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.25%, 5/15/42	3,011,540
4,000,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.50%, 5/15/54	3,470,000
960,000	Illinois Housing Development Authority, Series B,
	2.15%, 10/1/41 (GNMA FNMA FHLMC COLL Insured)	767,539
2,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 4.00%, 12/15/47	1,875,880
1,610,000(e)(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.65%, 6/15/22 (NATL-RE Insured)	1,613,220
13,785,000(e)(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.65%, 6/15/22 (NATL-RE Insured)	13,846,068
1,485,000(e)(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, Series B, 5.65%, 6/15/22 (NATL-RE
	Insured)	1,491,415
1,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Project, Series B, 5.00%, 6/15/52 (ST APPROP
	Insured)	1,004,400
695,000	Southwestern Illinois Development Authority,
	Village of Sauget Project, 5.625%, 11/1/26	660,250
	Total Illinois	$ 28,528,966
	Indiana — 1.7%
2,000,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	$ 1,798,660
1,500,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	1,334,805
1,000,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	1,083,120
	Total Indiana	$ 4,216,585
	Maine — 2.4%
1,400,000	City of Portland General Airport Revenue,
	4.00%, 1/1/40	$ 1,430,562
4,480,000	Maine Turnpike Authority, Series A, 5.00%, 7/1/42	4,500,070
	Total Maine	$ 5,930,632

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 17

Schedule of Investments | 4/30/22

(continued)

Principal
Amount
USD ($)		Value
	Maryland — 3.2%
1,325,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 1,376,582
5,365,000	University System of Maryland, Series A, 4.00%, 4/1/43	5,486,088
1,250,000	Washington Suburban Sanitary Commission, 3.00%,
	6/1/47 (CNTY GTD Insured)	1,054,988
	Total Maryland	$ 7,917,658
	Massachusetts — 17.2%
2,000,000(b)	City of Boston, Series A, 5.00%, 3/1/39	$ 2,242,600
4,000,000(b)	Commonwealth of Massachusetts, Series C,
	3.00%, 3/1/49	3,353,080
7,000,000(c)	Massachusetts Bay Transportation Authority Sales Tax
	Revenue, Series A, 7/1/28	5,838,910
1,550,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.00%, 7/15/36	1,830,984
5,000,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.00%, 7/15/40	5,886,900
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, 4.00%, 7/1/41	5,032,550
1,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, 4.00%, 7/1/41	1,004,910
7,100,000	Massachusetts Development Finance Agency, WGBH
	Educational Foundation, Series A, 5.75%, 1/1/42
	(AMBAC Insured)	9,322,300
3,100,000	Massachusetts Health & Educational Facilities Authority,
	Massachusetts Institute of Technology, Series K,
	5.50%, 7/1/32	3,832,530
1,000,000	Massachusetts Housing Finance Agency, 2.35%,
	6/1/39 (GNMA FNMA FHLMC Insured)	806,690
1,000,000	Massachusetts Housing Finance Agency, Sustainability
	Bond, Series B1, 2.875%, 12/1/51	769,280
2,800,000(b)	Town of Arlington, 2.00%, 9/15/41	1,927,212
1,000,000(b)	Town of Plymouth, 2.00%, 5/1/34	821,910
	Total Massachusetts	$ 42,669,856
	Michigan — 1.5%
1,000,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 927,970
2,640,000	Michigan State University, Series A, 5.00%, 8/15/41	2,722,078
	Total Michigan	$ 3,650,048
	Minnesota — 4.1%
1,000,000	City of Ham Lake, DaVinci Academy, Series A,
	5.00%, 7/1/47	$ 1,016,070
1,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.00%, 11/15/48	1,013,380

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
Minnesota — (continued)
2,300,000	City of Rochester, Mayo Clinic, Series B,
	5.00%, 11/15/35	$ 2,768,763
5,000,000(b)	State of Minnesota, Series B, 4.00%, 8/1/27	5,293,900
	Total Minnesota	$ 10,092,113
Montana — 0.1%
1,600,000(g)	Two Rivers Authority, 7.375%, 11/1/27	$ 122,560
	Total Montana	$ 122,560
New Hampshire — 0.6%
1,000,000	New Hampshire Health and Education Facilities
	Authority Act, Series A, 5.00%, 8/1/59	$ 1,196,360
375,000	New Hampshire Health and Education Facilities
	Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	380,636
	Total New Hampshire	$ 1,576,996
New Jersey — 2.7%
3,000,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.25%, 9/15/29	$ 3,041,760
2,500,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.75%, 9/15/27	2,520,900
1,000,000	New Jersey Economic Development Authority,
Marion P. Thomas Charter School, Inc., Project,
	Series A, 5.375%, 10/1/50 (144A)	1,077,340
	Total New Jersey	$ 6,640,000
New Mexico — 1.3%
335,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/23	$ 335,000
2,960,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/28	2,960,000
	Total New Mexico	$ 3,295,000
New York — 19.6%
2,000,000	Metropolitan Transportation Authority, Series D-2,
	4.00%, 11/15/48	$ 1,902,520
1,500,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 4.75%, 11/15/45	1,565,100
2,000,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 5.25%, 11/15/55	2,119,520
3,000,000	Metropolitan Transportation Authority, Green Bond,
	Series E, 4.00%, 11/15/45	2,877,690
2,500,000	New York State Dormitory Authority, Series A,
	3.00%, 3/15/41	2,189,150
2,500,000	New York State Dormitory Authority, Series A,
	5.00%, 3/15/41	2,722,500

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 19

Schedule of Investments | 4/30/22

(continued)

Principal
Amount
USD ($)		Value
	New York — (continued)
2,500,000	Metropolitan Transportation Authority, Series E,
	5.00%, 11/15/33	$ 2,668,025
8,000,000	New York State Dormitory Authority, Series A,
	4.00%, 7/1/41	8,157,360
7,500,000	New York State Dormitory Authority, Series C,
	5.00%, 3/15/39	7,799,175
4,865,000	New York State Dormitory Authority, Columbia
	University, Series A, 5.00%, 10/1/50	5,875,071
1,500,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.00%, 10/1/45	1,811,535
2,000,000	New York State Thruway Authority, Series A,
	4.00%, 3/15/41	2,046,460
3,000,000	New York State Urban Development Corp., Series A,
	3.00%, 3/15/49	2,486,370
1,000,000	Troy Capital Resource Corp., 4.00%, 9/1/40	1,045,590
2,260,177	Westchester County Healthcare Corp., Series A,
	5.00%, 11/1/44	2,304,997
1,000,000	Westchester County Local Development Corp.,
	Purchase Senior Learning Community, 5.00%,
	7/1/36 (144A)	978,240
	Total New York	$ 48,549,303
	North Carolina — 2.6%
2,500,000(b)	County of Mecklenburg, 2.00%, 3/1/41	$ 1,845,700
4,225,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.00%, 1/1/38 (144A)	4,718,395
	Total North Carolina	$ 6,564,095
	Ohio — 2.1%
1,000,000	Buckeye Tobacco Settlement Financing Authority,
	Series A-2, 4.00%, 6/1/48	$ 935,330
3,500,000	Buckeye Tobacco Settlement Financing Authority,
	Senior Class 2, Series B2, 5.00%, 6/1/55	3,403,750
1,000,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	856,290
	Total Ohio	$ 5,195,370
	Oregon — 2.5%
1,000,000	Oregon Health & Science University, Series A,
	5.00%, 7/1/42	$ 1,084,870
5,190,000(d)	Oregon Health & Science University, Series E,
	5.00%, 7/1/32	5,222,853
	Total Oregon	$ 6,307,723

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
	Pennsylvania — 4.2%
3,000,000	Geisinger Authority, Geisinger Health System,
	Series A-1, 5.00%, 2/15/45	$ 3,219,690
2,000,000	Pennsylvania Housing Finance Agency, Series 134A,
	2.05%, 4/1/41 (144A)	1,566,840
1,500,000	Pennsylvania Turnpike Commission, Series A,
	5.25%, 12/1/44	1,658,565
500,000	Philadelphia Authority for Industrial Development,
	5.50%, 6/1/49 (144A)	523,805
1,000,000	Philadelphia Authority for Industrial Development,
	Global Leadership Academy Charter School Project,
	Series A, 5.00%, 11/15/50	990,090
460,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	486,450
2,000,000(d)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.20%, 12/1/43	2,081,500
	Total Pennsylvania	$ 10,526,940
	Puerto Rico — 4.7%
119,154(b)(c)	Commonwealth of Puerto Rico, Restructured
	Series A, 7/1/24	$ 108,342
298,094(b)(c)	Commonwealth of Puerto Rico, Restructured
	Series A, 7/1/33	168,686
231,637(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/33	214,806
208,211(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/35	192,901
178,700(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/37	159,854
242,963(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/41	218,210
252,678(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/46	223,961
258,704(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.25%, 7/1/23	261,291
257,979(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.375%, 7/1/25	266,309
255,642(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/27	270,912
251,495(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/29	270,986
244,275(b)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.75%, 7/1/31	265,038
1,000,000	Puerto Rico Electric Power Authority, Series AAA,
	5.25%, 7/1/21	973,700

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 21

Schedule of Investments | 4/30/22

(continued)

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
3,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A1, 5.00%, 7/1/58	$ 3,587,360
1,386,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A2, 4.536%, 7/1/53	1,398,945
3,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A2, 4.784%, 7/1/58	3,047,070
	Total Puerto Rico	$ 11,628,371
	Rhode Island — 2.7%
5,900,000(g)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 1,062,000
2,000,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.00%, 9/1/37	2,051,080
1,000,000	Rhode Island Turnpike & Bridge Authority, Series A,
	4.00%, 10/1/44	1,039,990
2,500,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB,
	0.00%, Series 2019, 9/1/47 (144A)	2,619,300
	Total Rhode Island	$ 6,772,370
	South Carolina — 1.2%
2,850,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.00%, 1/1/49	$ 2,993,839
	Total South Carolina	$ 2,993,839
	Texas — 7.7%
500,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	$ 539,810
1,000,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.00%, 3/1/34	1,063,030
5,465,000	Board of Regents of the University of Texas System,
	Series B, 5.00%, 8/15/49	6,531,713
1,000,000	City of Houston Combined Utility System Revenue,
	Series C, 4.00%, 11/15/35	1,052,280
1,490,000(b)	County of Harris, Series A, 5.00%, 10/1/26	1,609,513
3,785,000	North Texas Tollway Authority, Second Tier, Series A,
	5.00%, 1/1/35	3,967,172
3,960,000(g)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.00%, 7/1/38	975,150
973,586	Texas Department of Housing & Community Affairs,
	2.30%, 7/1/37 (FNMA HUD SECT 8 Insured)	833,702
350,000	Texas Municipal Gas Acquisition & Supply Corp. III,
	5.00%, 12/15/31	379,386
2,000,000	Texas Water Development Board, St. Water
	Implementation Fund, 4.00%, 10/15/44	2,051,840
	Total Texas	$ 19,003,596

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
	Utah — 0.4%
1,000,000	Salt Lake City Corp., Airport Revenue, Series B,
	5.00%, 7/1/35	$ 1,092,430
	Total Utah	$ 1,092,430
	Virginia — 13.3%
5,000,000(b)	City of Alexandria, Series A, 3.00%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 4,275,350
1,000,000	City of Richmond Public Utility Revenue, Series A,
	3.00%, 1/15/45	867,550
2,200,000(b)	County of Arlington, 4.00%, 8/15/35	2,275,108
1,415,000(b)	County of Fairfax, Series A, 4.00%, 10/1/33 (ST AID
	WITHHLDG Insured)	1,464,086
5,000,000	Tobacco Settlement Financing Corp., Series B1,
	5.00%, 6/1/47	4,987,500
5,000,000	University of Virginia, Series A, 5.00%, 4/1/42	5,479,700
4,000,000(d)	Upper Occoquan Sewage Authority, 4.00%, 7/1/41	4,189,880
5,000,000	Virginia College Building Authority, Series A,
	3.00%, 2/1/36	4,620,300
4,000,000	Virginia Commonwealth Transportation Board, Capital
	Projects, 3.00%, 5/15/37	3,714,360
1,000,000	Virginia Public Building Authority, Series A,
	4.00%, 8/1/39	1,023,250
	Total Virginia	$ 32,897,084
	Washington — 9.0%
3,745,000	City of Seattle Water System Revenue, 4.00%, 8/1/32	$ 3,936,444
2,500,000(b)	King County School District No 411 Issaquah, 4.00%,
	12/1/31 (SCH BD GTY Insured)	2,611,850
1,000,000(b)	State of Washington, Series D, 4.00%, 7/1/39	1,055,730
7,315,000(b)(c)	State of Washington, Motor Vehicle Sales Tax, Series C,
	6/1/22 (NATL Insured)	7,298,980
3,285,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB,
	0.00%, Series 2018, 1/1/45 (144A)	3,530,948
2,500,000	University of Washington, Series B, 5.00%, 6/1/29	2,680,925
1,150,000(d)	Washington State Housing Finance Commission,
	Mirabella Project, Series A, 6.75%, 10/1/47 (144A)	1,174,921
	Total Washington	$ 22,289,798
	Wisconsin — 4.5%
1,500,000	Public Finance Authority, Gardner Webb University,
	5.00%, 7/1/31 (144A)	$ 1,593,150
750,000	Public Finance Authority, Roseman University Health
	Sciences Project, 5.875%, 4/1/45	770,993
1,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/37	1,028,470

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 23

Schedule of Investments | 4/30/22

(continued)

Principal
Amount
USD ($)		Value
Wisconsin — (continued)
1,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.30%, 6/1/47	$ 981,330
1,455,000(d)	Public Finance Authority, SearStone CCRC Project,
	Series A, 8.625%, 6/1/47	1,463,526
5,000,000	Wisconsin Department of Transportation, Series A,
	5.00%, 7/1/28	5,268,800
	Total Wisconsin	$ 11,106,269
TOTAL MUNICIPAL BONDS
	(Cost $416,670,070)	$ 388,766,508
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 156.6%
	(Cost $416,670,070)	$ 388,766,508
	OTHER ASSETS AND LIABILITIES — (56.6)%	$ (140,482,949)
NET ASSETS APPLICABLE TO COMMON
	SHAREOWNERS — 100.0%	$ 248,283,559

AMBAC	Ambac Assurance Corporation.
CNTY GTD	County Guaranteed.
COLL	Collateral.
FHLMC	Federal Home Loan Mortgage Corporation.
FNMA	Federal National Mortgage Association.
FNMA HUD SECT 8	Federal National Mortgage Association U.S. Department of Housing and Urban Development Section 8.
GNMA	Government National Mortgage Association. NATL National Public Finance Guarantee Corp.

NATL	National Public Finance Guarantee Corp.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at April 30, 2022.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $36,017,791, or 14.5% of net assets applicable to common shareowners.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Represents a General Obligation Bond.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

(d)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2022.
(f)	Escrow to maturity.
(g)	Security is in default.

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:

Revenue Bonds:
Education Revenue	25.7%
Development Revenue	15.1
Health Revenue	14.1
Transportation Revenue	13.0
Water Revenue	7.0
Tobacco Revenue	5.9
Other Revenue	4.7
Facilities Revenue	1.4
Utilities Revenue	1.1
Power Revenue	0.3
88.3%
General Obligation	11.7%
100.0%

Purchases and sales of securities (excluding short-term investments) for the year ended April 30, 2022, aggregated $49,689,070 and $47,170,225, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2022, the Fund did not engage in any cross trade activity.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $413,289,090 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 9,866,524
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(34,389,106)
Net unrealized depreciation	$(24,522,582)

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 25

Schedule of Investments | 4/30/22

(continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$ 388,766,508	$ —	$ 388,766,508
Total Investments in Securities	$ —	$ 388,766,508	$ —	$ 388,766,508
Other Financial Instruments
Variable Rate MuniFund Term
Preferred Shares(a)	$ —	$(145,000,000)	$ —	$(145,000,000)
Total Other Financial Instruments	$ —	$(145,000,000)	$ —	$(145,000,000)

(a) The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

During the year ended April 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Statement of Assets and Liabilities | 4/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $416,670,070)	$ 388,766,508
Cash	106,707
Receivables —
Interest	5,535,686
Due from affiliates	1,719
Other assets	104
Total assets	$ 394,410,724
LIABILITIES:
Variable Rate MuniFund Term Preferred Shares*	$ 145,000,000
Payables —
Investment securities purchased	1,051,630
Directors' fees	506
Due to affiliates	37,540
Accrued expenses	37,489
Total liabilities	$ 146,127,165
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$ 300,996,046
Distributable earnings (loss)	(52,712,487)
Net assets	$ 248,283,559
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $248,283,559/22,771,349 Common shares	$ 10.90
* $100,000 liquidation value per share applicable to 1,450 shares.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 27

Statement of Operations
FOR THE YEAR ENDED 4/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 16,748,502
Total Investment Income		$ 16,748,502
EXPENSES:
Management fees	$ 2,629,337
Administrative expenses	166,035
Transfer agent fees	16,969
Shareowner communications expense	36,250
Custodian fees	8,460
Professional fees	291,430
Printing expense	31,161
Pricing fees	5,905
Directors' fees	17,117
Insurance expense	717
Interest expense	1,315,850
Miscellaneous	47,760
Total expenses		$ 4,566,991
Net investment income		$ 12,181,511
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 1,054,056
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(53,301,535)
Net realized and unrealized gain (loss) on investments		$(52,247,479)
Net decrease in net assets resulting from operations		$(40,065,968)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	4/30/22	4/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 12,181,511	$ 12,526,659
Net realized gain (loss) on investments	1,054,056	(262,256)
Change in net unrealized appreciation (depreciation)
on investments	(53,301,535)	20,078,824
Net increase (decrease) in net assets resulting
from operations	$ (40,065,968)	$ 32,343,227
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.48 and $0.59 per share, respectively)	$ (10,930,248)	$ (13,321,239)
Total distributions to Common shareowners	$ (10,930,248)	$ (13,321,239)
Net increase (decrease) in net assets applicable to
common shareowners	$ (50,996,216)	$ 19,021,988
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year	$299,279,775	$280,257,787
End of year	$248,283,559	$299,279,775

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 29

Statement of Cash Flows

FOR THE YEAR ENDED 4/30/22

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(40,065,968)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and restricted cash from
operating activities:
Purchases of investment securities	$(51,414,059)
Proceeds from disposition and maturity of investment securities	47,108,720
Net sales of short term investments	114
Net accretion and amortization of discount/premium on investment securities	980,703
Net realized gain on investments	(1,054,056)
Change in unrealized depreciation on investments in unaffiliated issuers	53,301,535
Increase in interest receivable	(345,017)
Increase in due from affiliates	(1,719)
Decrease in other assets	916
Increase in due to affiliates	11,527
Decrease in directors’ fees payable	(123)
Decrease in accrued expenses payable	(10,658)
Net cash and restricted cash from operating activities	$ 8,511,915
Cash Flows Used in Financing Activities:
Distributions to shareowners	(10,930,273)
Net cash flows used in financing activities	$(10,930,273)
NET INCREASE (DECREASE) IN CASH AND RESTRICTED CASH	$ (2,418,358)
Cash and Restricted Cash:
Beginning of year*	$ 2,525,065
End of year*	$ 106,707
Cash Flow Information:
Cash paid for interest	$ 1,316,730

* The following table provides a reconciliation of cash and restricted cash reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year	Year
	Ended	Ended
	4/30/22	4/30/21
Cash	$106,707	$2,525,065
Total cash and restricted cash shown in the
Statement of Cash Flows	$106,707	$2,525,065

The accompanying notes are an integral part of these financial statements.

30 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Per Share Operating Performance
Net asset value, beginning of period	$ 13.14	$ 12.31	$ 12.65	$ 12.50	$ 12.72
Increase (decrease) from investment operations:(a)
Net investment income (loss)(b)	$ 0.53	$ 0.55	$ 0.55	$ 0.74	$ 0.78
Net realized and unrealized gain (loss) on investments	(2.29)	0.87	(0.32)	0.19	(0.29)
Distributions to preferred shareowners from:
Net investment income(b)	—	—	—	(0.15)	(0.09)
Net increase (decrease) from investment operations	$ (1.76)	$ 1.42	$ 0.23	$ 0.78	$ 0.40
Distributions to shareowners:
Net investment income and previously undistributed net
investment income	$ (0.48)	$ (0.59)*	$ (0.57)*	$ (0.63)	$ (0.62)
Total distributions	$ (0.48)	$ (0.59)	$ (0.57)	$ (0.63)	$ (0.62)
Net increase (decrease) in net asset value	$ (2.24)	$ 0.83	$ (0.34)	$ 0.15	$ (0.22)
Net asset value, end of period	$ 10.90	$ 13.14	$ 12.31	$ 12.65	$ 12.50
Market value end of period	$ 9.57	$ 12.61	$ 10.82	$ 11.91	$ 11.25
Total return at net asset value(c)	(13.64)%	12.04%	2.00%(d)	6.93%	3.53%
Total return at market value(c)	(20.99)%	22.33%	(4.77)%	11.86%	0.87%
Ratios to average net assets of common shareowners:
Total expenses plus interest expense(e)(f)	1.56%	1.62%	2.13%	1.03%	1.01%
Net investment income before preferred share distributions(b)	4.15%	4.22%	4.24%	5.92%	6.14%
Net investment income(e)	4.15%	4.22%	4.24%	4.69%	5.44%
Preferred share distributions(b)	—%	—%	—%	(1.23)%	0.71%
Portfolio turnover rate	11%	10%	17%	16%	20%
Net assets of common shareowners, end of period (in thousands)	$248,284	$299,280	$280,258	$287,945	$284,596

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc ..| Annual Report | 4/30/22 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Preferred shares outstanding (in thousands)(g)(h)(i)	$145,000	$145,000	$125,000	$125,000	$125,000
Asset coverage per preferred share, end of period	$271,230	$306,399	$324,229	$330,370	$327,672
Average market value per preferred share(j)	$100,000	$100,000	$100,000	$100,000	$100,000
Liquidation value, including interest expense payable, per preferred share	$100,000	$ 99,999	$100,023	$100,014	$ 99,996

*	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Beginning April 30, 2020, distribution payments to preferred shareowners are included as a component of net investment income.
(c)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended April 30, 2020, the total return would have been 1.73%.
(e)	Includes interest expense of 0.45%, 0.47%, 1.10%, —% and —%, respectively.
(f)	Prior to April 30, 2020, the expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(g)	Prior to February 9, 2018 there were 4,040 Auction Preferred Shares (“APS”) outstanding with a liquidation preference of $25,000 per share. The Fund redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.
(h)	The Fund issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.
(i)	The Fund issued 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 16, 2021.
(j)	Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Notes to Financial Statements | 4/30/22

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on March 13, 2003. Prior to commencing operations on July 21, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income exempt from regular federal income tax, and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

34 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

At April 30, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 35

At April 30, 2022, the Fund was permitted to carry forward indefinitely $1,242,167 of short-term losses and $27,700,543 of long-term losses.

The tax character of distributions paid during the years ended April 30, 2022 and April 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Tax-exempt income	$11,949,022	$13,892,324
Ordinary income	297,101	821,115
Total	$12,246,123	$14,713,439

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2022:

2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 752,805
Capital loss carryforward	(28,942,710)
Net unrealized depreciation	(24,522,582)
Total	$(52,712,487)

The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

D. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not

36 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 37

income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial

38 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Florida, Massachusetts, New York, Texas and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund invests in below-investment-grade (high-yield) municipal securities. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 39

broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sakes or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended April 30, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2022, the net management fee was 0.60% of the Fund’s average daily managed assets, which was equivalent to 0.90% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative

40 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $37,540 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $1,719 in certain other reimbursements receivable from the Adviser at April 30, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Fund does not pay any salary or other compensation to its officers. For the year ended April 30, 2022, the Fund paid $17,117 in Directors’ compensation, which is reflected on Statement of Operations as Directors’ fees. At April 30, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $506.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Transactions in common shares for the years ended April 30, 2022 and April 30, 2021 were as follows:

	4/30/22	4/30/21
Shares outstanding at beginning of year	22,771,349	22,771,349
Shares outstanding at end of year	22,771,349	22,771,349

The Fund may classify or reclassify any unissued shares into one or more series of preferred shares.

As of April 30, 2022, the Fund has outstanding 1,450 Variable Rate MuniFund Term Preferred Shares Series 2021 (“Series 2021 VMTP Shares or “VMTP Shares”). The Fund issued 1,250 VMTP Shares on February 9, 2018 and 200 VMTP Shares on February 16, 2021. See Note 6 for additional information.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 41

Prior to February 9, 2018, the Fund had outstanding 2,000 Series A APS and 2,040 Series B APS. The Fund mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 9, 2018. The Fund redeemed all outstanding Series A APS and Series B APS on February 14, 2018 and February 15, 2018, respectively.

6. Variable Rate MuniFund Term Preferred Shares

The Fund has 1,450 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Optional Redemption Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Fund’s Series 2021 VMTP Shares was extended from August 2, 2021 to August 2, 2024 in February 2021. Six months prior to Term Redemption Date, the Fund is required to segregate liquid assets with the Fund’s custodian in an amount equal to at least 110% of the term redemption amount.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily, paid monthly and recorded as incurred. For the year ended April 30, 2022, interest expense on VMTP Shares amounted to $1,315,850. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as “Interest Expense Payable” on the Statement of Assets and Liabilities. For

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the year ended April 30, 2022, there was no interest expense payable on VMTP Shares. From April 30, 2021 through April 30, 2022, the Series 2021 VMTP Shares paid an average dividend rate of 0.91% and the average liquidation value outstanding of VMTP Shares for the Fund during the year ended April 30, 2022, was $145,000,000.

The Fund did not incur any offering costs as a result of the offerings on February 9, 2018 and February 16, 2021.

Transactions in the Series 2021 VMTP Shares during the Fund’s current and prior reporting periods were as follows:

	Year Ended 4/30/22		Year Ended 4/30/21
	Shares	Amount	Shares	Amount
VMTP shares issued	—	$ —	200	$20,000,000
VMTP shares exchanged	—	—	—	—
Net increase	—	$ —	200	$20,000,000

7. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund, (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, (iii) each outstanding VMTP Share of the Predecessor Entity was automatically converted into one VMTP Share of the Successor Entity, and (iv) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer Municipal High Income Trust to Pioneer Municipal High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

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Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

8. Change in Custodian and Sub-Administrator

Effective November 22, 2021, The Bank of New York Mellon Corporation serves as the Fund’s Custodian and Sub-Administrator.

9. Subsequent Events

A monthly distribution was declared on May 4, 2022 of $0.0400 per common share payable May 31, 2022, to common shareowners of record on May 18, 2022.

Subsequent to April 30, 2022, dividends declared and paid on VMTP Shares totaled $176,672 through May 31, 2022.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Pioneer Municipal High Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Fund, Inc. (the “Fund”), including the schedule of investments, as of April 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Municipal High Income Fund, Inc. at April 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
June 29, 2022

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Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 99.62%.

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Investment Objectives, Principal Investment Strategies and Principal Risks (unaudited)

CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund. The following principal risk disclosure has been revised:

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been

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greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.

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Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common shareholders with a high level of current income exempt from regular federal income tax. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Fund’s portfolio of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Fund also may seek capital appreciation to the extent consistent with its primary objective. Distributions from sources other than interest income from the Fund’s portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.

The Fund’s investment objectives and its policy with respect to investment in municipal securities are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal

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securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in which the Fund invests may have fixed or variable principal payments and all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although distributions of interest income from the Fund’s municipal securities generally are exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. Up to 25% of the Fund’s total assets may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder’s liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Fund.

The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Fund’s portfolio, the Adviser adjusts the portfolio’s duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund’s portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Adviser’s investment staff.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Security selection

The Adviser anticipates that the Fund’s investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Fund’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared

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to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative to the Adviser’s evaluation of the issuer’s credit worthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser’s overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities, and then bases the Fund’s overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund’s portfolio management team also maintains frequent contact with the Adviser’s investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent “market timing” or short-term trading. There can be no assurance that this process will be successful.

Duration management

The Adviser actively manages the duration of the Fund’s portfolio of municipal securities based primarily on the Adviser’s outlook for interest rates. The Adviser considers economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a two year duration, then all other things being equal, the Fund will decrease in value by two percent if interest rates rise one percent. The Adviser modifies the average duration of the Fund’s portfolio in response to market conditions. The Adviser may employ certain

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strategies to reduce the Fund’s interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

Credit management

The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. At least 40% of the Fund’s portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least Baa by Moody’s or BBB by S&P) or, if unrated, determined by the Adviser to be of comparable credit quality. No more than 60% of the Fund’s portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated CCC, CC, C, Caa, Ca or C are generally speculative to a high degree. These municipal securities may be in default or there may be present elements of danger with respect to principal or interest. Generally, issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitment on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

The Adviser determines the allocation of the Fund’s assets among securities with different credit ratings depending upon the Adviser’s evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and

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the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater portion of the Fund’s assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund’s portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund’s investment in lower quality non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer’s credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield while managing credit risk. High yield municipal securities have also shown low correlation to other asset classes, including corporate bonds and U.S. Treasury securities, providing potential diversification to an investment portfolio.

Portfolio Contents

Municipal securities. Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal

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notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

Although distributions of interest income from the Fund’s municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Fund.

The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry. Governmental issuers of municipal securities are not considered part of any industry.

The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of

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such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund’s total assets.

Municipal Leases and Certificates of Participation. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with

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the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Adviser, pursuant to guidelines adopted by the Board of Directors, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

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An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-exempt commercial paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

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Tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction rate securities. The Fund may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction

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at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.

Illiquid securities. The Fund may invest in bonds or other municipal securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability easily to dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. The Fund may invest up to 20% of its total assets in illiquid investments. Such investments may affect the Fund’s ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets.

Structured securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the reference. The terms of the structured securities may provide, in certain circumstances, that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

Insured municipal securities. The Fund may invest in “insured” municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to

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obtain a high credit rating (usually, Aaa from Moody’s or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term.

Standby commitments. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or “liquidity put,” depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Directors has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

Use of leverage by the Fund. The Fund may use financial leverage on an ongoing basis for investment purposes. The Fund currently uses leverage through the issuance of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”). VMTP Shares are issued via private placement and are not publicly available. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the

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borrowing. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.

Except for the Fund’s investment objectives and the Fund’s policy to invest at least 80% of its assets in municipal securities, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise.

Other Investments. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities

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•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique

The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Other investment companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”

Repurchase agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

PRINCIPAL RISKS

General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.

Market price of shares. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset

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value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency

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exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result,

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whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.

LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Interest rate risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates

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tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

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Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.

Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.

Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market. To the extent the Fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, special revenues and housing, the Fund will be more susceptible to associated risks and developments.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more

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defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The payment of principal and interest on private activity and industrial development revenue bonds is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment. The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities.

Taxable investment risk. Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the Fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your Fund distributions.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

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U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders

Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including

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mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Synthetic municipal securities risk. The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.

Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

72 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

The Fund may use financial leverage on an ongoing basis for investment purposes by issuing preferred shares. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 73

Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common shareholders with a high level of current income exempt from regular federal income tax. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).

The Fund may not:

(1)	Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction.
(2)	Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority jurisdiction.
(3)	Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities

74 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4)	Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(7)	Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act.
(8)	Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers.
(9)	Under normal market conditions, the Fund will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 75

Effects of Leverage

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s issuance of preferred shares as a percentage of the Fund’s total assets (which includes the amounts of leverage obtained through such issuance of preferred shares), the annual dividend rate on the preferred shares as of April 30, 2022, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with preferred shares by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Preferred shares as a percentage of total managed assets
(including assets attributable to preferred shares)	36.87%
Annual effective interest rate payable by Fund on preferred shares	0.91%
Annual return Fund portfolio must experience (net of expenses) to cover interest
rate on preferred shares	0.34%
Common share total return for (10.00)% assumed portfolio total return	(16.37)%
Common share total return for (5.00)% assumed portfolio total return	(8.45)%
Common share total return for 0.00% assumed portfolio total return	(0.53)%
Common share total return for 5.00% assumed portfolio total return	7.39%
Common share total return for 10.00% assumed portfolio total return	15.31%

Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.

76 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 77

Directors, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Directors and Officers

The Fund’s Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.

78 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Independent Directors

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Thomas J. Perna (71)	Class III Director since	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	2006. Term expires	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Director	in 2024.	(technology products for securities lending industry); and Senior Executive	communications and securities
		Vice President, The Bank of New York (financial and securities services)	processing provider for financial
		(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Class I Director since	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)	2019. Term expires	Cromwell LLP (law firm).	Company, LLC, (privately-held
Director	in 2022.		community newspaper group)
(2015-present)
Diane Durnin (65)	Class II Director since	Managing Director - Head of Product Strategy and Development, BNY	None
Director	2020. Term expires	Mellon Investment Management (investment management firm) (2012-2018);
	in 2023.	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment Management (2007-2012);
Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 79

Independent Directors (continued)

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Benjamin M. Friedman (77)	Class II Director since	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Director	2008. Term expires	(1972 – present)	Investment Trust and Mellon
	in 2023.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (59)	Class III Director since	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Director	2021. Term expires	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	in 2024.	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
		Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
		(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

80 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lorraine H. Monchak (66)	Class I Director since	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Director	2015. Term expires	pension funds) (2001 – present); Vice President – International Investments
	in 2022.	Group, American International Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Class III Director since	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Director	2003. Term expires	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	in 2024.	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
		Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (75)	Class III Director since	Private investor (2020 – present); Consultant (investment company	None
Director	2014. Term expires	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	in 2024.	and investment company services) (1969 – 2012); Director, BNY International
Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 81

Interested Directors

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lisa M. Jones (60)*	Class I Director since	Director, CEO and President of Amundi US, Inc. (investment management	None
Director, President and	2014. Term expires	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	in 2022.	Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)*	Class II Director since	Director and Executive Vice President (since 2008) and Chief Investment	None
Director	2014. Term expires	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	in 2023.	firm); Director and Executive Vice President and Chief Investment Officer,
U.S. of Amundi US (since 2008); Executive Vice President and Chief
Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Directors because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

82 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

Fund Officers

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Officer During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2003. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2003. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22 83

Fund Officers (continued)

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Officer During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Officer	of the Board	Financial Security of Amundi US since July 2021; and Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

84 Pioneer Municipal High Income Fund, Inc. | Annual Report | 4/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 19384-16-0622

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $42,330 payable to Ernst & Young LLP for the year ended April 30, 2022 and $42,330 for the year ended April 30, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,934 and $9,934 during the fiscal years ended April 30, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of all such
for the audit period for all	services and related fees
pre-approved specific service	reported at each regularly
subcategories. Approval of the	scheduled Audit Committee
independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval	o A summary of all such
for the fund fiscal year within	services and related fees
a specified dollar limit	(including comparison to
for all pre-approved	specified dollar limits)
specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended April 30, 2022 and 2021, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,934 and $9,934 during the fiscal years ended April 30, 2022 and 2021, respectively

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

■	Corporate name change.
■	A change of corporate headquarters.
■	Stock exchange listing.
■	Establishment of time and place of annual meeting.
■	Adjournment or postponement of annual meeting.
■	Acceptance/approval of financial statements.
■	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
■	Approval of minutes and other formalities.

■	Authorization of the transferring of reserves and allocation of income.
■	Amendments to authorized signatories.
■	Approval of accounting method changes or change in fiscal year-end.
■	Acceptance of labor agreements.
■	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

■	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

■	Seek bids from other auditors.
~~■~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
■	Indemnify auditors.
■	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

■	Audit, compensation and nominating committees composed of independent directors exclusively.
■	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
■	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
■	Election of an honorary director.

We will vote against:

■	Minimum stock ownership by directors.
■	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
■	Requirements for union or special interest representation on the board.
■	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

■	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

■	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
■	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

■	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
■	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

■	Contested election of directors.
■	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
■	Mandatory retirement policies.
■	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

■	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

■	Cumulative voting.
■	Increasing the ability for shareholders to call special meetings.
■	Increasing the ability for shareholders to act by written consent.
■	Restrictions on the ability to make greenmail payments.
■	Submitting rights plans to shareholder vote.
■	Rescinding shareholder rights plans (“poison pills”).
■	Opting out of the following state takeover statutes:
–	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
–	Control share cash-out provisions, which require large holders to acquire shares from other holders.
–	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
–	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
–	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
–	Fair price provisions.

–	Authorization of shareholder rights plans.
–	Labor protection provisions.
–	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

■	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
■	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
■	Proposals that allow shareholders to nominate directors.

We will vote against:

■	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
■	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
■	Classes of shares with unequal voting rights.
■	Supermajority vote requirements.
■	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
■	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
■	Extension of advance notice requirements for shareholder proposals.
■	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
■	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

■	Changes in par value.
■	Reverse splits, if accompanied by a reduction in number of shares.
■	Shares repurchase programs, if all shareholders may participate on equal terms.
■	Bond issuance.
■	Increases in “ordinary” preferred stock.
■	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
■	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

■	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
■	Increase in authorized common stock. We will make a determination considering, among other factors:
–	Number of shares currently available for issuance;
–	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

–	Proposed use of the proceeds from the issuance of additional shares; and
–	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
■	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
■	Proposals to submit private placements to shareholder vote.
■	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

■	401(k) benefit plans.
■	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
■	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
–	Amendments to performance plans to conform with OBRA;
–	Caps on annual grants or amendments of administrative features;
–	Adding performance goals; and
–	Cash or cash-and-stock bonus plans.
■	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
■	Require that option repricing be submitted to shareholders.
■	Require the expensing of stock-option awards.
■	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
■	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

■	Shareholder proposals seeking additional disclosure of executive and director pay information.
■	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
–	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
–	Dilution = (A + B + C) / (A + B + C + D), where
–	A = Shares reserved for plan/amendment,
–	B = Shares available under continuing plans,
–	C = Shares granted but unexercised and
–	D = Shares outstanding.
–	The plan must not:
–	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

–	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
–	We are generally in favor of proposals that increase participation beyond executives.
–	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
–	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
–	We generally support proposals asking companies to adopt stock holding periods for their executives.
■	All other employee stock purchase plans.
■	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
■	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

■	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
■	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

■	Limits on executive and director pay.
~~■~~	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

■	Confidential voting.
■	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
■	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

■	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
■	Bundled proposals. We will evaluate the overall impact of the proposal.
■	Adopting or amending the charter, bylaws or articles of association.
■	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

■	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
■	Limitations on stock ownership or voting rights.
■	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

■	Mergers and acquisitions.
■	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

■	Debt restructurings.
■	Conversion of securities.
■	Issuance of shares to facilitate a merger.
■	Private placements, warrants, convertible debentures.
■	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

■	Establishment of new classes or series of shares.
■	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

■	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
■	Approval of new or amended advisory contracts.
■	Changes from closed-end to open-end format.
■	Election of a greater number of independent directors.
■	Authorization for, or increase in, preferred shares.
■	Disposition of assets, termination, liquidation, or mergers.
■	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

■	Conduct studies regarding certain environmental or social issues;
■	Study the feasibility of the company taking certain actions with regard to such issues; or
■	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

■	approval of the proposal helps improve the company’s practices;
■	approval of the proposal can improve shareholder value;
■	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
■	the company has already put appropriate action in place to respond to the issue contained in the proposal;
■	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
■	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
■	An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
■	An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
■	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

■	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	Retains a record of the vote cast;
■	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
■	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■	A record memorializing the basis for each referral vote cast;

■	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
■	A copy of any recommendation or analysis furnished by the proxy voting service; and
■	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Directors

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio manager

Other accounts managed by the portfolio manager

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2022. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
David Eurkus	Other Registered Investment Companies	6	$3,767,531	N/A	N/A
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Jonathan Chirunga	Other Registered Investment Companies	6	$3,767,531	N/A	N/A
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays U.S. Municipal High Yield Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•	Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio manager

The following table indicates as of April 30, 2022 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
David Eurkus	A
Jonathan Chirunga	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 1, 2022

* Print the name and title of each signing officer under his or her signature.